Exhibit 99.1

NEWS RELEASE

Contact:	Investor Relations
708.483.1300 Ext 1331

TreeHouse Foods Details Strategy for Growth and Value Creation at 2023 Investor Day

Highlights Company’s Focused Portfolio and Operating Model, Winning Capabilities and Depth, and Clear Pathway to Achieve Annual Growth Targets from 2024 through 2027

Reaffirms Second Quarter Guidance; Raises and Narrows Fiscal Year 2023 Adjusted EBITDA1 Guidance to $355 Million to $370 Million

OAK BROOK, Ill., June 13, 2023 – TreeHouse Foods, Inc. (NYSE:THS) today will host its 2023 Investor Day and provide an in-depth review of the Company’s strategy for growth and value creation following its successful transformation into a focused category leader well positioned at the intersection of private brand and snacking and beverage trends.

“TreeHouse is a private brand powerhouse in snacking and beverages with a long runway for growth and value creation,” said Steve Oakland, Chairman, Chief Executive Officer, and President. “Having repositioned the company, TreeHouse today is a stronger, more focused business, and we are building depth and leadership in high-growth, high-margin categories, while delivering improved execution and consistency. The significant progress our team is making represents our strategy in action, and we could not be more excited by the tremendous opportunity ahead. We are pleased with our start to 2023 and are confident in our ability to achieve our annual growth targets and create value for our shareholders.”

At today’s event, the TreeHouse management team will provide insights into the annual growth targets it has set for 2024 through 2027, including:

•3-5% revenue growth
•8-10% Adjusted EBITDA growth
•$200+ million of free cash flow1

The Company sees a clear pathway to achieve its growth algorithm by:

•Driving category leadership and depth in high appeal categories, building winning capabilities and delivering on a robust growth pipeline;
•Deepening strategic customer relationships by delivering on North America’s biggest and best food and beverage retailers’ private brand priorities and driving mutually profitable growth;
•Becoming a talent leader by operating as a more focused, platform driven organization which empowers its team members;
•Building a world class supply chain which is a key competitive advantage as the Company targets over $250 million of cost savings through 2024 to 2027 and efficiently deploys capital to support supply chain optimization and growth; and
•Executing on its disciplined capital allocation approach anchored around investment in the business to drive organic growth and build capabilities and depth, while maintaining the Company’s strong balance sheet and opportunistically returning capital to shareholders.

OUTLOOK

In addition, today TreeHouse reaffirmed its previously-issued second quarter guidance and raised and narrowed its adjusted EBITDA guidance for fiscal year 2023.

For the second quarter of 2023, TreeHouse continues to anticipate:
•Revenue in the range of $810 to $840 million, representing flat to 4% growth versus the prior year;
•Adjusted EBITDA of $65 to $80 million;
•Adjusted EBITDA margin1 between 7.9% to 9.4%, representing a 130 to 280 basis point improvement versus the second quarter of 2022; and,
•Revenue for the first half of the year between $1.705 billion and $1.735 billion, which represents growth of 7.7% to 9.6%.

With regard to the full year, TreeHouse anticipates:
•Net sales growth of 6% to 8% year-over-year, which represents a range of $3.66 to $3.73 billion; and
•Adjusted EBITDA of $355 to $370 million, up approximately 26% year-over-year at the midpoint.
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1 Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow from continuing operations are non-GAAP financial measures. See "Non-GAAP Financial Measures" for the definitions of the Non-GAAP measures and information concerning certain items affecting comparability. The Company is not able to reconcile prospective adjusted EBITDA from continuing operations or adjusted EBITDA margin from continuing operations, which are Non-GAAP financial measures, to the most comparable GAAP financial measures without unreasonable effort due to the inherent uncertainty and difficulty of predicting the occurrence, financial impact, and timing of certain items impacting GAAP results. These items include, but are not limited to, mark-to-market adjustments of derivative contracts, foreign currency exchange on the re-measurement of intercompany notes, or other non-recurring events or transactions that may significantly affect reported GAAP results.

MEETING WEBCAST

Today’s Investor Day presentation will be conducted both in-person and virtually beginning at 9:00 a.m. ET. Please log on at least 10 minutes in advance of the meeting to complete registration and receive an access link. A recording of the event, as well as conference materials, will be available on the Company's investor relations website https://www.treehousefoods.com/investors/.

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow from continuing operations are non-GAAP financial measures. For definitions of these non-GAAP financial measures and how the Company uses them to evaluate performance, as well as why the Company is not able to reconcile these forward-looking measures to their most directly comparable GAAP financial measures, please refer to “Definitions of the Company’s Non-GAAP Financial Measures” and “Comparison of Adjusted Information to GAAP Information” in Exhibit 99.1 to the Company’s Form 8-K furnished with the SEC on May 8, 2023.

Additional information, including TreeHouse's most recent statements on forms 10-Q and 10-K, may be found at treehousefoods.com.

ABOUT TREEHOUSE FOODS

TreeHouse Foods, Inc. is a leading private label food and beverage manufacturer in North America. Our purpose is to engage and delight – one customer at a time. Through our customer focus and category experience, we strive to deliver excellent service and build capabilities and insights to drive mutually profitable growth for TreeHouse and our customers. Our purpose is supported by investment in depth, capabilities and operational efficiencies, which are aimed to capitalize on the long-term growth prospects in the categories in which we operate.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words "believe," "estimate," "project," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this press release.

Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release and other public statements we make. Such factors include, but are not limited to: risks related to the impact that the divestiture of a significant portion of our Meal Preparation Business or any such divestiture might have on the Company's operations; disruptions or inefficiencies in our supply chain and/or operations; loss of key suppliers; raw material and commodity costs due to inflation; labor strikes or work stoppages; multiemployer pension plans; labor shortages and increased competition for labor; success of our growth, reinvestment, and restructuring programs; our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; collectability of our note receivable, customer concentration and consolidation; competition; our ability to execute on our business strategy; our ability to continue to make acquisitions and execute on divestitures or effectively manage the growth from acquisitions; impairment of goodwill or long lived assets; changes and developments affecting our industry, including customer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; shareholder activism; disruptions in or failures of our information technology systems; changes in weather conditions, climate changes, and natural disasters; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management's Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Quarterly Report on Form 10-Q for the three months ended March 31, 2023, our Annual Report on Form 10-K for the year ended December 31, 2022, and from time to time in our filings with the Securities and Exchange Commission ("SEC"). You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.